UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2006

EATON VANCE CORP. (Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

255 State Street, Boston, Massachusetts		02109

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Item 5.02 Financial Statements and Exhibits.

Exhibit No.	Document
99.1	Press Release issued by the Registrant dated January 17, 2006 announcing the election of Anne E. Berman as Director.

99.2	Press Release issued by the Registrant dated January 17, 2006 announcing the elections of Thomas E. Faust Jr. as President and Duncan W. Richardson as Executive Vice President.

99.3	Eaton Vance Corp. Bylaws as amended on January 11, 2006

Item 5.03 Eaton Vance Corp. By-Law Amendments.

     The Bylaw amendments create the office of Chief Executive Officer as the chief executive officer of the Corporation (previously the role of the President), delete the optional office of Vice Chairman, specifically refer to the office of Executive Vice President, clarify the “chain of command” from Chief Executive Officer to President to Executive Vice President, and expressly permit electronic messages for notices and other written actions.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)
Date:	January 18, 2006	/s/ William M. Steul

William M. Steul, Chief Financial Officer

EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description
99.1	Copy of Registrant's news release dated January 17, 2006 announcing the election of Anne E. Berman as Director.

99.2	Copy of Registrant’s news release dated January 17, 2006 announcing the elections of Thomas E. Faust Jr. as President and Duncan W. Richardson as Executive Vice President.

99.3	Copy of Eaton Vance Corp. Bylaws as amended on January 11, 2006

Exhibit 99.1

NEWS RELEASE

Eaton Vance Corp. The Eaton Vance Building 255 State Street, Boston, MA 02109 (617) 598-8036 Contact: Meg Pier

January 17, 2006

FOR IMMEDIATE RELEASE

EATON VANCE CORP. ELECTS ANN E. BERMAN AS DIRECTOR

Boston, MA - Eaton Vance Corp., a Boston-based investment management firm with approximately $112 billion of assets under management on December 31, 2005, today announced the election of Ann E. Berman, age 53, to its Board of Directors at the annual meeting of stockholders on January 11, 2006. Ms. Berman is Vice President for Finance and Chief Financial Officer of Harvard University, Cambridge, Massachusetts.

Ralph Z. Sorenson, age 72, retired on January 11, 2006, as an Eaton Vance director under the Corporation’s retirement policy for independent directors. Dr. Sorenson served on the Eaton Vance Corp. Board from March 1989 to January 2006. He was a member of the Audit Committee, Compensation Committee, and Nominating and Governance Committee, and in the past year was Lead Director.

“Ann brings a strong business and financial management background that will add significant experience to the Eaton Vance Corp. board,” said James B. Hawkes, Eaton Vance’s Chairman and Chief Executive Officer. “We are very grateful to Bud Sorenson for his seventeen years of exemplary service to Eaton Vance and its shareholders.”

The election of Ms. Berman maintains Eaton Vance Corp. board membership at five independent and two inside directors.

Ms. Berman holds a Bachelor of Arts from Cornell University and a Master of Business Administration from the Wharton School of the University of Pennsylvania and is a Certified Public Accountant. She joined Harvard in 1991 after working 10 years in public accounting and has served in a number of key financial and strategic planning positions at the university. She is also a member of the board of Harvard Management Company, which manages the University's endowment.

Exhibit 99.2

NEWS RELEASE

Eaton Vance Corp. The Eaton Vance Building 255 State Street, Boston, MA 02109 Contact: Meg Pier (617) 598-8036 mpier@eatonvance.com

EATON VANCE ELECTS THOMAS E. FAUST JR. AS PRESIDENT AND DUNCAN W. RICHARDSON AS EXECUTIVE VICE PRESIDENT

BOSTON, January 17, 2006 – Eaton Vance Corp. announced today the election of Thomas E. Faust Jr., age 47, as President, and Duncan W. Richardson, age 48, as Executive Vice President. Mr. Faust and Mr. Richardson will continue to serve as the Company’s Chief Investment Officer and Chief Equity Investment Officer, respectively. James B. Hawkes, age 64, remains Chairman of the Board and Chief Executive Officer. Mr. Hawkes is scheduled to retire on October 31, 2007, under the Company’s retirement policy for senior officers. The election of Messrs. Faust and Richardson implements a portion of the Company’s management succession plan. Mr. Faust is expected to succeed Mr. Hawkes as Chairman and Chief Executive Officer when he retires.

“Tom and Duncan have each made significant contributions to Eaton Vance's extraordinary growth and success over the past two decades,” said Mr. Hawkes. “Over many years of service to Eaton Vance they have shown themselves to be thoughtful, dynamic leaders with a passion for excellence, serving the needs of shareholders and clients with skill and integrity. As they take on additional responsibilities looking towards my retirement, we can anticipate a smooth and seamless succession with executives of proven talent and experience."

Mr. Faust is a 1981 graduate of the Massachusetts Institute of Technology and earned an M.B.A. from Harvard Business School in 1985. Mr. Faust joined Eaton Vance in 1985 as an equity analyst and served as head of the Company’s equity investment group from 1995 to 2001. He became Executive Vice President in 2000 and Chief Investment Officer in 2001. Mr. Faust has been a Director of the Company since 2002, and is a member of the Board’s Executive Committee. He is a Chartered Financial Analyst.

Mr. Richardson graduated from the U.S. Naval Academy in 1979 and received his M.B.A. from Harvard Business School in 1987. He joined Eaton Vance in 1987 as an equity analyst and has been an equity portfolio manager since 1990. Since 2000, Mr. Richardson has been Senior Vice President of Eaton Vance Management, the Company’s principal operating subsidiary, and

Chairman of the Equity Strategy Committee. He became Chief Equity Investment Officer in 2001. He is a Chartered Financial Analyst.

Eaton Vance Corp., a Boston-based investment management firm with approximately $112 billion of assets under management as of December 31, 2005, is traded on the New York Stock Exchange under the symbol EV.

This news release contains statements that are not historical facts, referred to as “forward- looking statements.” The Company’s actual future results may differ significantly from those stated in any forward-looking statements, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and repurchases of fund shares, the continuation of investment advisory, administration, distribution and service contracts, and other risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission.

Exhibit 99.3

As revised 01-11-06

EATON VANCE CORP. BY-LAWS

ARTICLE I OFFICES

     Section 1.01. Baltimore and Boston Offices. The principal office in the State of Maryland shall be in the City of Baltimore. The head office shall be in Boston, Massachusetts.

     Section 1.02. Other Offices. The corporation may also have offices at such other places both within and without the States of Maryland and Massachusetts as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II STOCKHOLDERS

Section 2.01. Place of Meetings. All meetings of stockholders shall be held at the office of the corporation in Boston, Massachusetts, or at such other place in the United States as shall be set by the Board of Directors.

Section 2.02. Annual Meeting. Annual meetings of voting stockholders, commencing with the year 2004, shall be held either at 10:15 A.M. on the second Wednesday of January in each year if not a legal holiday, or at such other time on such other day in the month of January as shall be set by the Board of Directors. The stockholders shall elect a Board of Directors and may transact any other business within the powers of the corporation at the annual meeting. Except as otherwise provided by statute, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. In the event that such annual meeting is omitted by oversight or otherwise at the time herein provided for, a special meeting may be held in lieu thereof as soon as practicable and any business transacted or election held at such special meeting shall be as valid as if transacted or held at the annual meeting. Such special meeting shall be called as provided in Section 2.03 or Section 2.04. The failure to hold an annual meeting or special meeting in lieu thereof shall not invalidate the corporation's existence or affect any otherwise valid corporate acts.

Section 2.03. Special Meeting. At any time in the interval between annual meetings, special meetings of the stockholders may be called by the Board of Directors or by the Executive Committee, or by the Chairman of the Board, or by the President, or by a majority of the directors or a majority of the members of the Executive Committee, or by the Secretary pursuant to the direction of any of the foregoing.

Section 2.04. Special Meeting Called at Request of Stockholders. Special meetings of the stockholders shall be called by the Secretary upon the written request of the holders of Common Stock entitled to cast at least twenty-five per cent of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat. The Secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing a notice of the meeting, and upon payment to the corporation of such costs the secretary shall give notice of the meeting to each stockholder entitled to vote at such meeting and each other stockholder who is entitled by statute to notice of the meeting. No special meeting need be called upon the request of the holders of Common Stock entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months.

Section 2.05. Notice of Meetings; Waiver of Notice. Not less than ten nor more than ninety days before the date of each stockholders' meeting, the Secretary shall give written notice or notice by electronic transmission of the meeting to each stockholder entitled to vote at such meeting and each other stockholder who is entitled by statute to notice of the meeting. The notice shall state the time and place of the meeting and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to him, left at his residence or usual place of business, transmitted by electronic transmission to the address at which the stockholder receives such transmissions, or mailed to him at his address as it appears on the records of the corporation. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his address as it appears on the records of the corporation, with postage thereon prepaid. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he before or after the meeting signs a waiver of the notice which is filed with the records of stockholders meetings, or is present at the meeting in person or by proxy. A meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than 120 days after the original record date.

Section 2.06. Quorum; Voting. Unless statute or the charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of the holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. In the event that at any meeting a quorum exists for the transaction of some business but does not exist for the transaction of other business, the business as to which a quorum is present may be transacted by the holders of Common Stock present in person or by proxy who are entitled to vote thereon.

Section 2.07. Right to Vote; Proxies. The exclusive voting power for all purposes is vested in the holders of the Common Stock. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; but no such share shall be entitled to vote if any installment payable thereon is overdue and unpaid. The holders of the Non-Voting Common Stock shall have no voting rights under any circumstances whatsoever. In all elections for directors, each share of Common Stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A stockholder may vote the shares of Common Stock owned of record by him either in person or by written proxy signed by the stockholder or by his duly authorized attorney in fact. Unless a proxy provides otherwise, it is not valid more than eleven months after its date. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.

Section 2.08. Informal Action by Stockholders. Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there are filed with the records of stockholders meetings an unanimous written consent or unanimous consent(s) by electronic transmission which sets forth the action and is signed or transmitted electronically by each holder of Common Stock entitled to vote on the matter and a written or electronically transmitted waiver of any right to dissent signed or transmitted by each stockholder entitled to notice of the meeting but not entitled to vote at it.

ARTICLE III BOARD OF DIRECTORS

Section 3.01. Function of Directors. The business and affairs of the corporation shall be managed under the direction of its Board of Directors. All powers of the corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the charter or By-Laws.

Section 3 02. Number of Directors. The corporation shall have at least three directors; provided that, if there is no stock outstanding, the number of directors may be less than three but not less than one, and, if there is stock outstanding and so long as there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. The corporation shall have the number of directors provided in the charter until changed as herein provided. A majority of the entire Board of Directors may alter the number of directors set by the charter to not exceeding twenty-five nor less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director.

Section 3.03. Election and Tenure of Directors. At each annual meeting of stockholders or special meeting held in lieu thereof, the stockholders shall elect directors to hold office until the next annual meeting and until their successors are elected and qualify. A director need not be a stockholder in the corporation.

Section 3.04. Removal of Director. The stockholders may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors.

Section 3.05. Vacancy on Board. The stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director. A majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause except an increase in the number of directors and a majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies. A director elected by the stockholders to fill a vacancy which results from the removal of a director serves for the balance of the term of the removed director.

Section 3.06. Regular Meetings. After each meeting of stockholders at which a Board of Directors shall have been elected, the Board of Directors so elected shall meet as soon as practicable for the purpose of organization and the transaction of other business; and in the event that no other time is designated by the stockholders, the Board of Directors shall meet one hour after the time for such stockholders meeting or immediately following the close of such meeting, whichever is practicable, on the day of such meeting. Such first regular meeting shall be held at any place in or out of the State of Maryland as may be designated by the stockholders, or in default of such designation at the place designated by the Board of Directors for such first regular meeting, or in default of such designation at the place of the holding of the immediately preceding meeting of stockholders. No notice of such first meeting shall be necessary if held as hereinabove provided. Any other regular meeting of the Board of Directors shall be held at such time and at any place in or out of the State of Maryland as may be designated from time to time by the Board of Directors.

Section 3.07. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Board of Directors, or by the Executive Committee, or by the Chairman of the Board, or by the Chief Executive Officer, or by the President, or by a majority of the directors or a majority of the members of the Executive Committee, or by the Secretary pursuant to the direction of any of the foregoing. A special meeting of the Board of Directors shall be held at such time and at any place in or out of the State of Maryland as may be designated from time to time by the Board of Directors; in the absence of such designation such meeting shall be held at such time and place as may be designated in the call.

Section 3.08. Notice of Meeting. Except as provided in Section 3.06, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him, left at his residence or usual place of business, mailed to him at his address as it shall appear on the records of the corporation, or sent by telegraph or telephone or by other electronic transmission at least twenty-four hours before the time of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the director at his address as it appears on the records of the corporation, with postage thereon prepaid. Unless the By-Laws or a resolution of the Board of Directors provide otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 3.09. Action by Directors. Unless statute or the charter or By-Laws require a greater proportion, the action of a majority of the directors present at a meeting at which a quorum is present is action of the Board of Directors. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business. In the absence of a quorum, the directors present by majority vote and without notice other than by announcement may adjourn the meeting from time to time until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Board and filed with the minutes of proceedings of the Board.

Section 3.10. Meeting by Conference Telephone. Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

Section 3.11. Compensation of Directors. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the board, a fixed sum, and expenses of attendance if any, may be allowed to directors for attendance at each regular or special meeting of the Board of Directors, or of any committee thereof, but nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation or other remuneration therefor.

ARTICLE IV COMMITTEES OF THE BOARD OF DIRECTORS

Section 4.01. Appointment and Powers. The Board of Directors may appoint from among its members an Executive Committee and other committees composed of two or more directors and delegate to these committees any of the powers of the Board of Directors, except the power to declare dividends or other distributions on stock, elect directors, issue stock other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend the By-Laws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock, a committee of the Board, in accordance with a general formula or method specified by the Board by resolution or by adoption of a stock option or other plan, may fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors. Each committee may fix rules of procedure for its business. A majority of the members of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the committee. The members of a committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member. Any action required or permitted to be taken at a meeting of a committee may be taken without a meeting, if an unanimous written consent which sets forth the action is signed by each member of the committee and filed with the minutes of the committee. The members of a committee may conduct any meeting thereof by conference telephone in accordance with the provisions of Section 3.10. The committees shall keep minutes of their proceedings and shall report the same to the Board of Directors at the next succeeding meeting of the Board of Directors, and any action by the committee shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.

Section 4.02. Emergency. In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the corporation by its directors and officers as contemplated by the charter and the bylaws, any two or more available members of the then incumbent Executive Committee shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the corporation in accordance with the provisions of Section 4.01. In the event of the unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, the available directors shall elect an Executive Committee consisting of any two members of the Board of Directors, whether or not they be officers of the corporation, which two members shall constitute the Executive Committee for the full conduct and management of the affairs of the corporation in accordance with the aforegoing provisions of this Section. This Section shall be subject to implementation by resolution of the Board of Directors passed from time to time for that purpose, and any provisions of the By-Laws (other than this Section) and any resolutions which are contrary to the provisions of this Section or to the provisions of any such implementary resolutions shall be suspended until it shall be determined by any interim Executive Committee acting under this Section that it shall be to the advantage of the corporation to resume the conduct and management of its affairs and business under all the other provisions of the ByLaws.

ARTICLE V OFFICERS

Section 5.01. Executive Officers. The corporation shall have a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Secretary and a Treasurer. The Chairman of the Board and the Chief Executive Officer shall be elected from among the directors. No other officer need be a director. The corporation may also have an Executive Vice President, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. Two or more offices, except those of Chief Executive Officer and any Vice President or of President and any Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the charter or the By-Laws to be executed, acknowledged or verified by two or more officers.

Section 5.02. Chairman of the Board. The Chairman of the Board of Directors shall be a senior executive officer of the corporation; he shall preside at all meetings of the stockholders and directors at which he is present; and, in general, he shall perform all duties incident to the office of the chairman of the board of directors of a corporation, and shall have such other powers and duties as from time to time may be conferred or assigned to him by the Board of Directors. The Chairman of the Board may sign and execute in the corporate name all authorized deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing or execution thereof shall have been expressly delegated to some other officer or agent of the corporation.

Section 5.03. Chief Executive Officer; President. The Chief Executive Officer shall be the chief executive officer of the corporation; he shall see that all orders and resolutions of the Board of Directors are carried into effect; and, in general, he shall perform all duties incident to the office of the chief executive officer of a corporation, and shall have such other powers and duties as from time to time may be conferred or assigned to him by the Board of Directors. The President, if he is not also the Chief Executive Officer, shall perform such duties and have such powers as from time to time may be conferred or assigned to him by the Board of Directors or by the Chief Executive Officer. In the absence of the Chairman of the Board, the Chief Executive Officer, or if the Chief Executive Officer is also the Chairman of the Board, the President, shall preside at all meetings of the stockholders and directors. The Chief Executive Officer may sign and execute in the corporate name all authorized deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing or execution thereof shall have been expressly delegated to some other officer or agent of the corporation. The President, at the request of the Chief Executive Officer or in his absence or during his inability to act, shall perform the duties and exercise the functions of the Chief Executive Officer, and when so acting, shall have the powers of the Chief Executive Officer.

Section 5.04. Executive Vice President; Vice Presidents. The Executive Vice President, at the request of the President or in his absence or during his inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President. Any Vice President, at the request of the President or in his absence or during his inability to act, shall perform any of the duties or exercise any of the functions of the President. The Executive Vice President or Vice Presidents shall have such other powers and perform such other duties, and have such additional descriptive designations in their titles (if any), as are from time to time assigned to them by the Board of Directors, the Chief Executive Officer, or the President.

Section 5.05. Secretary. The Secretary shall keep the minutes of the meetings of the stockholders and of the Board of Directors in books provided for the purpose and shall perform like duties for any committee when so required by such committee; he shall see that all notices are duly given in accordance with the provisions of the By-Laws or as required by law; he may witness documents on behalf of the corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required to be under its seal, and, when so affixed may attest the same; and, in general, he shall perform all duties incident to the office of a secretary of a corporation, and such other duties as are from time to time assigned to him by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President.

Section 5.06. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the corporation, and shall deposit, or cause to be deposited, in the name of the corporation, all moneys or other valuable effects in appropriate banks, trust companies or other depositories; he shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the corporation; and, in general, he shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as are from time to time assigned to him by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President.

Section 5.07. Assistant Officers. The Assistant Vice Presidents shall have such duties as are from time to time assigned to them by the Board of Directors, the Chief Executive Officer, or the President. The Assistant Secretaries shall have such duties as are from time to time assigned to them by the Board of Directors or the Secretary. The Assistant Treasurers shall have such duties as are from time to time assigned to them by the Board of Directors or the Treasurer.

Section 5.08. Subordinate Officers. The corporation may have such subordinate officers as the Board of Directors may from time to time deem desirable. Each such officer shall hold office for such period and perform such duties as the Board of Directors, the Chief Executive Officer, the President or the officer designated pursuant to Section 5.10 may prescribe.

Section 5.09. Compensation. The Board of Directors shall have power to fix the salaries and other compensation and remuneration, of whatever kind, of all officers of the corporation. It may authorize any committee or officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the salaries, compensation and remuneration of such subordinate officers.

Section 5.10. Election, Tenure and Removal of Officers. The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any officer to appoint subordinate officers. An officer serves for one year and until his successor is elected and qualifies. The Board of Directors may remove an officer or agent at any time with or without cause. The removal of an officer or agent does not prejudice any of his contract rights. The Board of Directors (or any officer authorized by the Board of Directors) may fill a vacancy which occurs in any office for the unexpired portion of the term.

ARTICLE VI STOCK

Section 6.01. Certificates for Stock. Each stockholder is entitled to certificates which represent and certify the shares of stock he holds in the corporation. Each stock certificate shall include on its face the name of the corporation that issues it, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. It shall be in such form, not inconsistent with law or with the charter, as shall be approved by the Board of Directors or any officer or officers designated for such purpose by resolution of the Board of Directors. Each stock certificate shall be signed by the Chairman of the Board or the Chief

Executive Officer or the President or a Vice President, and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Each certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form and the signatures may be either manual or facsimile signatures. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued.

Section 6.02. Transfers. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of transfer agent and registrar may be combined.

Section 6.03. Record Date and Closing of Transfer Books. The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be more than ninety days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than twenty days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.

Section 6.04. Stock Ledger. The corporation shall maintain a stock ledger for each class of stock which contains the name and address of each holder of such class and the number of shares of stock of such class which the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger for the shares of Non-Voting Common Stock shall be kept at the offices of a transfer agent for such class of stock, within or without the State of Maryland, or, if none, at the head office of the corporation in Boston, Massachusetts. The original or a duplicate of the stock ledger for the shares of Common Stock shall be kept at the head office of the corporation in Boston, Massachusetts.

Section 6.05. Certification of Beneficial Owners. The Board of Directors may adopt by resolution a procedure by which a stockholder of the corporation may certify in writing to the corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 6.06. Lost Stock Certificates. The Board of Directors of the corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the corporation. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

ARTICLE VII FINANCE

Section 7.01. Checks, Drafts, Etc. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the corporation shall be signed by such officer or officers as the Board of Directors shall from time to time determine.

Section 7.02. Annual Statement of Affairs. The Chairman of the Board, the Chief Executive Officer, the President and/or the Treasurer shall prepare or cause to be prepared annually a full and correct statement of the affairs of the corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within twenty days after the meeting, placed on file at the corporation's principal office

Section 7.03. Fiscal Year. The fiscal year of the corporation shall end on the thirty-first day of October in each year, unless otherwise provided by the Board of Directors.

ARTICLE VIII GENERAL PROVISIONS

Section 8.01. Books and Records. The corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any Executive Committee or other committee when exercising any of the powers of the Board of Directors. The books and records of the corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction.

Section 8.02. Corporate Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words ”Corporate Seal, Maryland.” The seal may be used by causing it or facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 8.03. Bonds. The Board of Directors may require any officer, agent or employee of the corporation to give a bond to the corporation, conditioned upon the faithful discharge of his duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

Section 8.04. Voting Upon Shares in Other Corporations. Stock or securities of other corporations, associations or other entities, registered in the name of the corporation, may be voted by the Chairman of the Board or the Chief Executive Officer or the President or a Vice President or the Treasurer, or by a proxy appointed by any of such officers. The Board of Directors, however, may by resolution appoint some other person to vote such stock or securities, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

Section 8.05. Amendments. Any and all provisions of these By-Laws may be altered or repealed and new By-Laws may be made and adopted at any annual meeting of the stockholders, or at any special meeting of the stockholders called for that purpose. In addition, the Board of Directors shall have the power, at any regular or special meeting thereof, to make and adopt new By-Laws, or to amend, alter or repeal any of the By-Laws of the corporation, except that the Board of Directors shall not alter or repeal any By-Laws made by the stockholders.

Section 8.06. Confirmation of Voting Rights of Common Stock. Each and every acquisition of shares of the Common Stock of the corporation, and each and every acquisition of voting trust receipts issued for or in connection with such shares, by any person or persons (including, without limitation, any person or persons acting as trustee or trustees under a voting trust agreement governing such shares) shall be deemed to be, and hereby is, approved and exempted for all purposes of Section 3-702(b) of the Code of Maryland General Corporation Law, with the result that Subtitle 7 of Title 3 of the Maryland General Corporation Law shall not apply to the shares of the Common Stock of the corporation and the voting rights of such shares.